UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2010 (February 19, 2010)

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	333-141128-05	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

10 1/8% Senior Secured Notes Due 2018

On February 19, 2010, Freescale Semiconductor, Inc. (“Freescale”) issued $750 million aggregate principal amount of its 10 1/8% Senior Secured Notes due 2018 at an issue price of 100% of the principal amount of the notes (the “Notes”), in a private placement to “qualified institutional buyers” in the United States defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes mature on March 15, 2018 and bear interest at a rate of 10 1/8% per annum, payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2010.

All of the proceeds from the offering were used to repay indebtedness outstanding under Freescale’s senior secured credit facilities (the “Credit Facility”) at par.

Indenture

The Notes were issued pursuant to an indenture, dated as of February 19, 2010 (the “Indenture”), among Freescale, certain direct and indirect parent companies, certain subsidiaries of Freescale (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee.

Freescale may redeem the Notes, in whole or in part, at any time prior to March 15, 2014 at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date, plus the applicable “make-whole” premium, as described in the Indenture. Freescale may redeem the Notes, in whole or in part, at any time on or after March 15, 2014 at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date, plus a premium declining over time as set forth in the Indenture. In addition, at any time on or prior to March 15, 2013, Freescale may redeem up to 35% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings, as described in the Indenture. If Freescale experiences certain change of control events, Note holders may require it to repurchase all or part of their Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest to the repurchase date.

The Indenture contains covenants that, among other things, restrict the ability of Freescale, certain parent guarantors and restricted subsidiaries to, among other things, incur or guarantee additional indebtedness or issue preferred stock; pay dividends and make other restricted payments; incur restrictions on the payment of dividends or other distributions from restricted subsidiaries; create or incur certain liens; make certain investments; transfer or sell assets; engage in transactions with affiliates; and merge or consolidate with other companies or transfer all or substantially all of its assets. These covenants are subject to a number of other limitations and exceptions set forth in the Indenture.

The Indenture also provides for customary events of default, including failure to pay any principal or interest when due, failure to comply with covenants and cross acceleration provisions. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the trustee or holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all of the Notes to be due and payable immediately.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed herewith as Exhibit 4.1 which is incorporated herein by reference.

Security Agreements

The Notes are secured by a security agreement, dated February 19, 2010, by and between Freescale, the guarantors party thereto and Citibank, N.A., in its capacity as collateral agent for the holders of the Notes (the

“Security Agreement”). The Notes are also secured by an intellectual property security agreement, dated February 19, 2010, by and between Freescale, the guarantors party thereto and Citibank, N.A., in its capacity as collateral agent for the holders of the Notes (the “IP Security Agreement”).

The description of the Security Agreement and the IP Security Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of such agreements, copies of which are filed herewith as Exhibits, 10.1 and 10.2, each of which is incorporated herein by reference.

Credit Facility Amendment

On February 19, 2010, Freescale entered into an amendment agreement to its Credit Facility. The amendment agreement, among other things, allows Freescale to: (i) extend the maturity of certain of its term loans held by accepting lenders to December 1, 2016 and increase the interest rate with respect to such extended-maturity term loans from LIBOR plus 175 basis points to LIBOR plus 425 basis points, (ii) issue $750 million aggregate principal amount of senior secured notes, and (iii) issue additional senior secured notes to be secured on a pari passu basis with the obligations under the Credit Facility, so long as, among other things, the net cash proceeds from any future issuances of senior secured notes are used to prepay amounts outstanding under the Credit Facility at par.

The description of the amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the amendment, a copy of which is filed herewith as Exhibit 10.3, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 19, 2010, by and among Freescale, the Guarantors named therein and The Bank of New York Mellon, as Trustee, governing the Notes.

4.2	Form of 10 1/8% Senior Secured Note (included as Exhibit A to Exhibit 4.1).

10.1	Security Agreement, dated February 19, 2010, by and between Freescale, the Guarantors party thereto and Citibank, N.A., in its capacity as collateral agent for the holders of the Notes.

10.2	Intellectual Property Security Agreement, dated February 19, 2010, by and between Freescale, the guarantors party thereto and Citibank, N.A., in its capacity as collateral agent for the holders of the Notes.

10.3	Amendment Agreement dated as of February 19, 2010, to the Credit Agreement dated as of December 1, 2006, among Freescale, the guarantors party thereto, the lenders party thereto and Citibank, N.A., in its capacity as collateral agent for the lenders.

10.4	Form of Amended and Restated Credit Agreement dated as of December 1, 2006, as amended and restated as of February 19, 2010, among Freescale, the guarantors party thereto, the lenders party thereto and Citibank, N.A., in its capacity as collateral agent for the lenders (included as Exhibit A to Exhibit 10.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ Dathan Voelter
Name:	Dathan Voelter
Title:	Assistant Secretary

Date: February 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of February 19, 2010, by and among Freescale, the Guarantors named therein and The Bank of New York Mellon, as Trustee, governing the Notes.

4.2	Form of 10 1/8% Senior Secured Note (included as Exhibit A to Exhibit 4.1).

10.1	Security Agreement, dated February 19, 2010, by and between Freescale, the Guarantors party thereto and Citibank, N.A., in its capacity as collateral agent for the holders of the Notes.

10.2	Intellectual Property Security Agreement, dated February 19, 2010, by and between Freescale, the guarantors party thereto and Citibank, N.A., in its capacity as collateral agent for the holders of the Notes.

10.3	Amendment Agreement dated as of February 19, 2010, to the Credit Agreement dated as of December 1, 2006, among Freescale, the guarantors party thereto, the lenders party thereto and Citibank, N.A., in its capacity as collateral agent for the lenders.

10.4	Form of Amended and Restated Credit Agreement dated as of December 1, 2006, as amended and restated as of February 19, 2010, among Freescale, the guarantors party thereto, the lenders party thereto and Citibank, N.A., in its capacity as collateral agent for the lenders (included as Exhibit A to Exhibit 10.3).